LOAN AGREEMENT

THIS AGREEMENT made this 15th day of January 2019 by and among each person/entity listed on the signature page hereto (each individually a “Lender,” and collectively the “Lenders”) and AMERICAN REBEL, INC., a Nevada corporation (“Borrower”).

WITNESSETH:

WHEREAS, Borrower desires to obtain loans from Lenders to serve Borrower’s business needs; and,

WHEREAS, Lender is willing to enter into loan transactions with Borrower on the terms and conditions as set forth in this Agreement; and,

NOW THEREFORE, for Ten and no/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by all parties, the parties agree as follows:

1. Lender agrees to loan the principal sum of Twenty-Five Thousand and no/100 Dollars ($25,000.00) to Borrower that will be evidenced by separate Borrower’s negotiable promissory notes in the form set forth as Exhibit “1” (“Note”) attached hereto and incorporated herein by reference.

2. Borrower hereby pledges as collateral security for the Note a security interest in the inventory located at 9641 Lackman Road, Lenexa, Kansas 66219, (or such other location to which such inventory shall be moved with advance written notice of such other location to Lender), as more fully set forth in the Security Agreement provided as part of this transaction and attached hereto as Exhibit 2. Borrower also grants to Lender 25,000 Warrants to purchase Borrower’s common stock at the exercise price of $1.00. Warrants shall expire January 14, 2022.

3. Borrower further warrants and represents that its CEO/president, Charles A. Ross,Jr., has actual authority by Borrower’s Board of Directors to enter into this transaction with Lender on the terms set forth herein.

IN WITNESS WHEREOF the parties have executed this Agreement on the dates set forth each signature below.

(Signature Page to Follow)

BORROWER:
AMERICAN REBEL, INC.

By:	/s/ Charles A. Ross, Jr.	Date:	January 15, 2019
Charles A. Ross, Jr., as President and CEO

LENDERS:

	/s/ Christopher Zabel	Date:	January 15, 2019
Christopher Zabel

Address of Lender:

Exhibit 1

SECURED PROMISSORY NOTE

$25,000.00 principal	Nashville, Tennessee	January 15, 2019

FOR VALUE RECEIVED, AMERICAN REBEL, INC. a corporation, having an office at 718 Thompson Lane, Suite 108-199, Nashville, Tennessee 37204 (hereinafter “Maker”), promises to pay to the order of Christopher Zabel, its heirs and assigns, having a residence at ______________________________________________(hereinafter “Holder”) the principal sum of Twenty-Five Thousand and no/100 Dollars ($25,000.00) in lawful money of the United States of America, with all Interest thereon, plus other sums and amounts as defined and specified in this Secured Promissory Note (hereinafter “Note”).

1. Interest. This Note shall bear, and the Maker shall pay, interest (“Interest”) at the stated rate of 15.0% per annum on the outstanding principal balance from the date of funding of principal to Maker through the Maturity Date pursuant to Section 2 below.

2. Maturity Date. All due and payable Interest and Outstanding Principal Balances shall be paid by Maker to Holder on or before April 15, 2019 (“Maturity Date”). Interest is calculated on a 360 day year.

3. Prepayment Privilege. Maker may prepay this Note in whole or in part at any time.

4. Default. Maker shall perform its obligations and covenants in this Note and in each and every other agreement between Maker and Holder pertaining to the indebtedness evidenced hereby. The following provisions shall apply upon failure of Maker so to perform.

4.1 Event of Default. Any of the following events shall constitute an “Event of Default” hereunder:

4.1.1 Failure of Maker to pay the sums provided for herein when due, which failure continues for a period of ten (10) business days after the due date of the amount involved; or

4.1.2 The entry of an order for relief under Federal Bankruptcy Code as to Maker or entry of any order appointing a receiver or trustee for any of Maker or approving a petition in reorganization or other similar relief under bankruptcy or similar laws in the United States of America or any other competent jurisdiction, and if such order, if involuntary, is not satisfied or withdrawn within sixty (60) days after entry thereof; or the filing of a petition by Maker seeking any of the foregoing, or consenting thereto; or filing of a petition to take advantage of any debtor’s act; or making a general assignment for the benefit of creditors; or admitting in writing inability to pay debts as they mature; or in the event that garnishment, attachment, levy or execution is issued against any collateral securing the Maker’s obligations.

4.2 Acceleration. In addition to any other rights or remedies provided for under this Note, upon any Event of Default and the expiration of any applicable cure periods, at the option of Holder, all sums evidenced hereby, including all principal, Interest, fees and all other amounts due hereunder shall become immediately due and payable without notice, and interest on the outstanding unpaid principal balance plus prior unpaid accrued interest shall bear Interest at the rate of one and one/quarter percent (1.25%) per month on the outstanding principal balance, until paid in full. Holder may exercise such rights and remedies in the Event of Default as provided in the Agreement.

4.3 Notice by Maker. Upon the happening of any Event of Default specified in this Paragraph 4 that is not cured within the respective periods prescribed above, Maker will give prompt written notice thereof to Holder of this Note.

4.4 No Waiver. Failure of Holder to exercise any option hereunder shall not constitute a waiver of the right to exercise the same in the event of any subsequent default, or in the event of continuance of any existing default after demand or performance thereof.

5. Security. This Note is secured by the security agreement provided by Maker.

6. Expenses and Identity of Maker.

6.1 All expenses, filing fees, legal fees in connection with this Note (including the extension and modification thereof) incurred by Holder in connection with this loan transaction including the transfer, assignment or pledge of this Note will be paid by Maker.

6.2 Maker may treat the person in whose name this Note is registered as the owner and Holder of this Note for the purpose of receiving payment of all principal of and all Interest on this Note, and for all other purposes whatsoever, whether or not such Note shall be overdue and, except for transfers effected in accordance with this Subparagraph, Maker shall be affected by notice to the contrary.

7. Notices. All notices, approvals, consents, demands, requests or other communications required or permitted under this Note ("Notices") shall be in writing, shall be addressed to the receiving party, and shall be personally delivered, sent by overnight mail (FedEx® or another carrier that provides receipts for all deliveries), sent by certified mail, postage prepaid, return receipt requested, sent by e-mail (provided that a successful electronic confirmation is received), or sent by facsimile transmission (provided that a successful transmission report is received). All Notices shall be effective upon receipt at the address indicated next to the party’s name in this Note or at such other address as shall be designated by such party in a written notice delivered in accordance with this Paragraph. Notice of change of address shall be given by written notice in the manner set forth in this Paragraph. Rejection or other refusal to accept or the inability to deliver any Notice due to changed address or facsimile number of which no Notice in accordance with this Paragraph was given shall be deemed to constitute receipt of such Notice. Any operational failure of a Notice recipient's facsimile equipment shall extend the time for giving of Notice during such period up to a maximum delay of forty-eight (48) hours.

8. Usury. Notwithstanding any provision of this Note to the contrary, the total liability for payments in the nature of Interest under this Note shall not exceed the limits imposed by applicable law. Maker shall not assert a claim, and shall actively resist any attempts to compel it to assert a claim, respecting a benefit under any present or future usury laws against Holder of this Note. Nothing contained in this Note or any of the other Loan Documents shall require the Maker to pay, or the Payee to accept, interest in an amount which would subject the Payee to any penalty or forfeiture under applicable law. Notwithstanding that it is not intended hereby to charge interest at a rate in excess of the maximum legal rate of interest permitted to be charged to the Maker under applicable law, if interest in excess of such maximum legal rate shall be payable hereunder, then, ipso facto, such rate shall be reduced to the highest lawful rate so that no amounts shall be charged which are in excess thereof, and, in the event it should be determined that any excess over such highest lawful rate has been received, such excess shall be applied by the Holder in reduction of the outstanding principal indebtedness evidenced by this Note.

9. Binding Effect. This Note shall be binding upon the parties hereto and their respective heirs, executors, administrators, representatives, successors and permitted assigns.

10. Collection Fees. Except as otherwise provided herein, the Maker shall pay all costs of collection, including reasonable attorneys’ fees and all costs of suit and preparation for such suit (and whether at trial or appellate level), in the event the unpaid principal amount of this Note, or any payment of Interest is not paid when due, or in case it becomes necessary to protect the security for the indebtedness evidenced hereby, or in the event Holder is made party to any litigation because of the existence of the indebtedness evidenced by this Note, or if at any time the Holder should incur any attorneys’ fees in any proceeding under the Federal Bankruptcy Code (or other similar laws for the protection of debtors generally) in order to collect any indebtedness hereunder or to preserve, protect or realize upon any security for, or guarantee or surety of, such indebtedness whether suit be brought or not, and whether through courts of original jurisdiction, as well as in courts of appellate jurisdiction, or through a bankruptcy court or other legal proceedings.

11. Construction; Governing Law; Jurisdiction; Jury Trial. This Note shall be governed as to its validity, interpretation, construction, effect and in all other respects by and in accordance with the laws and interpretations thereof of the State of Tennessee, without giving effect to the principles of conflicts of laws. Each party hereby irrevocably submits to the exclusive jurisdiction of the State of Tennessee, and agrees that any dispute litigated shall be commenced and resolved in the District Court of Davidson County, Tennessee for the adjudication of any dispute hereunder or in connection herewith or therewith, or with any transaction contemplated hereby or discussed herein, or in any manner arising in connection with or related to the transactions contemplated hereby or involving the parties hereto whether at law or equity and under any contract, tort or any other claim whatsoever and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.

Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing or faxing a copy thereof to such party at the address for such notices as listed in this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS NOTE OR ANY TRANSACTION CONTEMPLATED HEREBY.

This Note has been negotiated, executed, made and delivered in the County of Davidson, State of Tennessee, where all advances and repayments shall be made. It is agreed that this Note, and all Loan Documents shall not become effective until Maker signs and ratifies them, thus causing this Note and all Loan Documents to be deemed executed in Tennessee. Unless the context otherwise requires, the use of terms in singular and masculine form shall include in all instances singular and plural number and masculine, feminine and neuter gender.

12. Severability. If any one or more of the provisions contained in this Note or any future amendment hereto shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Note or such other agreement, and in lieu of each such invalid, illegal or unenforceable provision there shall be added automatically as a part of this Note a provision as similar in terms to such invalid, illegal or unenforceable provision as may be possible and be valid, legal and enforceable.

13. Miscellaneous. Time is of the essence with respect to the performance of each and every covenant, condition, term and provision hereof.

13.1 Maker and any endorsers, sureties and guarantors hereof or hereon hereby waive presentment for payment, demand, protest, notice of non-payment or dishonor and of protest, and agree to remain bound until the principal sum of this Note or the amount thereof outstanding and interest and all other sums payable hereunder are paid in full notwithstanding any extensions of time for payment which may be granted even though the period of extension be indefinite, and notwithstanding any inaction by, or failure to assert any legal right available to, the Holder.

13.2 It is further expressly agreed that any waiver by the Holder, other than a waiver in writing signed by the Holder, of any term or provision hereof or of any of the other Loan Documents or of any right, remedy or option under this Note or any of the other Loan Documents shall not be controlling, nor shall it prevent or estop the Holder from thereafter enforcing such term, provision, right, remedy or option, and the failure or refusal of the Holder to insist in any one or more instances upon the strict performance of any of the terms or provisions of this Note or any of the other Loan Documents shall not be construed as a waiver or relinquishment for the future of any such term or provision, but the same shall continue in full force and effect, it being understood and agreed that the Holder’s rights, remedies and options under this Note and the other Loan Documents are and shall be cumulative and are in addition to all other rights, remedies and options of the Payee in law or in equity or under any other agreement.

13.3 Maker and Holder hereby irrevocably waive all rights to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Note and Maker also irrevocably waives the right, in such action, proceeding or counterclaim, to interpose any counterclaims (except to the extent that such counterclaims are compulsory and may not be brought in a separate action) or set-offs of any kind or description.

13.4 In the event that any provision of this Note or the application thereof to the Maker or any circumstance in any jurisdiction governing this Note shall, to any extent, be invalid or unenforceable under any applicable statute, regulation or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform to such statute, regulation or rule of law, and the remainder of this Note and the application of any such invalid or unenforceable provision to parties, jurisdictions or circumstances other than to whom or to which it is held invalid or unenforceable shall not be affected thereby nor shall same affect the validity or enforceability of any other provision of this Note.

13.5Time is of the essence as to all dates set forth in this Note, subject to any applicable notice or grace period provided herein; provided, however, whenever any payment to be made hereunder shall be stated to be due on a day other than a Business Day, such payment may be made on the next succeeding Business Day and such extension of time shall in such case be included in the computation of interest payable hereunder.

13.6 Maker hereby agrees to perform and comply with each of the terms, covenants and provisions contained in this Note and in any instrument evidencing or securing the indebtedness evidenced by this Note on the part of the Maker to be observed and/or performed hereunder and thereunder. No release of any security for the principal sum due under this Note, or of any portion thereof, and no alteration, amendment or waiver of any provision of this Note or of any instrument evidencing and/or securing the indebtedness evidenced by this Note made by agreement between the Holder and any other person or party shall release, discharge, modify, change or affect the liability of the Maker under this Note or under such instrument.

13.7 No act of commission or omission of any kind or at any time upon the part of Holder in respect of any matter whatsoever shall in any way impair the rights of Holder to enforce any right, power or benefit under this Note and no set-off, counterclaim, reduction or diminution of any obligation or any defense of any kind or nature which the Maker has or may have against the Holder shall be available hereunder to the Maker.

13.8 The captions preceding the text of the various paragraphs contained in this Note are provided for convenience only and shall not be deemed to in any way affect or limit the meaning or construction of any of the provisions hereof.

13.9 In the event that the terms and provisions of this Note in any way conflict with the terms and provisions of the other Loan Documents, the terms and provisions of this Note shall prevail.

IN WITNESS WHEREOF, this, this Note has been duly executed by Maker as of the day and year first above written. PRIOR TO SIGNING THIS NOTE, MAKER HAS READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE.

AMERICAN REBEL, INC.

/s/ Charles A. Ross, Jr
Charles A. Ross, Jr., as president

Exhibit 2

SECURITY AGREEMENT

ON THIS 15th day of January 2019, AMERICAN REBEL, INC., a Nevada corporation, (hereinafter “Debtor”), whose address is 718 Thompson Land, Suite 108-199, Nashville, TN 37204 in exchange for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby grants to Holder of a Secured Note of the Debtor (together, the “Secured Party”) in the aggregate principal amount of $25,000, as the same may be amended from time to time, (the “Note”), issued by the Debtor to the Secured Party in connection with that certain Loan Agreement entered into by and among the Debtor and the Secured Party, on or about January 15, 2019, a security interest in the inventory Collateral to be located at 9641 Lackman Road, Lenexa, Kansas 66219 (the “Warehouse”):

The word “Collateral” means the following described property of Debtor, whether now owned or hereafter acquired, whether not existing or hereafter arising, and located at the Warehouse.

ALL INVENTORY as shown and described in the attached Exhibit 3

In addition, the word “Collateral” includes all of the following, whether now owned or hereafter acquired, whether now existing or hereafter arising, and located at the Warehouse:

(A) All products, produce, and proceeds of any of the property described herein.

(B) All accounts, contract rights, general intangibles, instruments, rents, monies, payments and all other rights, arising out of a sale, lease, or other disposition of any property described herein as Collateral.

(C) All proceeds (including insurance proceeds) from the sale, destruction, loss, or other disposition or any property described herein as Collateral.

(D) All records and data relating to any of the property described herein whether in the form of a writing, photograph, microfilm, microfiche, or electronic or digital media, together with debtor’s right, title and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic or digital media.

(E) All attachments, accessions, accessories, tools, parts, supplies, increases, and additions to and all replacements of and substitutions for the equipment described above.

to secure the performance and payment of Debtor's obligations to Secured Party now existing or hereafter incurred, direct or indirect, absolute or contingent, due or to become due, including without limitation any renewals or extensions thereof and substitutions therefor and future advances.

Debtor shall pay to Secured Party all sums set forth under that certain promissory note (hereinafter "Note") a copy of said Note is attached hereto as Exhibit “A” and incorporated herein by reference,

1. WARRANTIES:

Debtor represents and warrants to Secured Party as follows:

1.1 That the Collateral subject to this agreement will not be misused or abused, wasted or allowed to deteriorate; the Debtor shall immediately notify Secured Party of any event causing loss or depreciation in value or such Collateral and the amount of such loss or depreciation. Debtor will not use the Collateral in violation of any statute or ordinance.

1.2 The Collateral is bought or used primarily for business purposes other than farming.

1.3 No financing statement covering the Collateral or any proceeds thereof is on file in any public office and, at the request of the Secured Party, the Debtor will join with the Secured Party executing one or more financing statements in a form satisfactory to the Secured Party and will pay the cost of filing such financing statement, this security agreement and any continuation or termination statement in all public offices whenever filing is deemed by the Secured Party to be necessary or desirable. Without limiting the foregoing, Debtor agrees that whenever the Uniform Commercial Code requires Debtor to sign a financing statement for filing purposes, Debtor hereby appoints Secured Party or any of Secured Party's representatives as Debtor's attorney and agent, with fill power of substitution, to sign or endorse Debtor's name on any such financing statement or other documents and authorizes Secured Party to file such a financing statement in all places where necessary to perfect Secured Party's security interest in the Collateral.

1.4 To pay all taxes and assessments of every nature which may be levied or assessed against the Collateral.

1.5 Until default, Debtor may use the Collateral in any lawful manner not inconsistent with this agreement or with the terms or conditions of any policy of insurance thereon.

1.6 At its option, the Secured Party may discharge taxes, liens, or security interest or other encumbrances at any time levied or placed on the Collateral and may pay for the repair of any damage or injury and pay for the maintenance and preservation of the Collateral. The Debtor agrees to reimburse the Secured Party on demand for any payment made or expenses incurred by the Secured Party pursuant to the foregoing authorization, and the amount of any such payment, with interest at the highest legal rate from date of payment until reimbursement, shall be added to the indebtedness owed by the Debtor and shall be secured by this security agreement.

1.7 The Debtor will at the Debtor's own expense forthwith insure the tangible Collateral in a reliable insurance company against loss or damage by fire, (including extended coverage) theft and against other such risks for an amount equal to $25,000.00 and keep the same so insured continuously until the full amount of said indebtedness is paid, with loss payable to the Secured Party as its interests may appear. Debtor will on demand deliver said policies of insurance or furnish proof of such insurance to the Secured Party, and in case of loss, the Secured Party shall retain from the insurance money an amount equal to the total balance of said indebtedness remaining unpaid, whether according to the tenor and effect of any invoice, statement or account or promissory note or notes evidencing such indebtedness the same is due or not. Should the Debtor fail or refuse to forthwith effect such insurance and deliver the policies or furnish proof of such insurance as aforesaid, or fail to keep the Collateral so insured continuously until the full amount of said indebtedness is paid, the Secured Party may at its option effect such insurance and the amount so paid for such insurance with interest at the highest rate of the total amount due or unpaid, and the Debtor will pay the Secured Party any and all costs and expenses incurred in recovering possession of the Collateral and incurred in enforcing this security agreement, and the same shall be secured by this security agreement.

1.8 The Debtor will not use or permit the use of the Collateral in violation of any applicable statute, regulations or ordinances.

1.9 Debtor is a corporation which is duly organized, validly existing, and in good standing under the laws of the state of debtor’s incorporation, which is Nevada. The execution delivery and performance of this agreement by debtor has been duly authorized by all necessary action by debtor and do not conflict with, result in a violation of, or constitute a default under (a) any provision of its articles of incorporation or organization, or bylaws, or any agreement or other instrument binding upon debtor or (b) any law, governmental regulation, court decree, or order applicable to debtor.

2. LOCATION OF COLLATERAL:

2.1 All of the Collateral referred to herein is or will be kept at the Warehouse, located at 9641 Lackman Road, Lenexa, Kansas 66219. Except in the ordinary course of its business debtor shall not remove the Collateral from its existing locations without the prior written consent of secured party.

3. REMOVAL OF COLLATERAL:

3.1 In the event Debtor removes said Collateral from the location set forth in paragraph 2.1, Secured Party must be notified within three (3) days of the new location of said Collateral or such removal may be considered an event of default.

4. POSSESSION OF COLLATERAL:

4.1 Until default, the Debtor may have possession of the Collateral and use it in any lawful manner not inconsistent with this agreement and not inconsistent with any policy or insurance thereon, but upon default, the Secured Party shall have the immediate right to the possession of the Collateral.

5. EVENTS OF DEFAULT:

5.1 Debtor shall be in default under this agreement upon the happening of any of the following events or conditions:

(a) Default in the payment of performance of any obligation, covenant, or liability contained or referred to herein or in any other document or agreement evidencing any obligation, liability, or indebtedness to the Secured Party by Debtor.

(b) Subsequent encumbrance to or of any of the Collateral, or the making of any levy, seizure or attachment thereof or thereon;

(c) Dissolution, termination of existence, merger, consolidation, reorganization, insolvency, business failure, appointment of a receiver of any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against the Debtor or any guarantor or surety for the Debtor;

6. SECURED PARTY'S RIGHTS AND REMEDIES:

6.1 Upon any such default and at any time thereafter, the Secured Party may declare all obligations secured hereby immediately due and payable and shall have the remedies of a Secured Party under the Uniform Commercial Code of the State of Kansas. The Secured Party may require the Debtor to assemble the Collateral and deliver or make it available to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient to both parties. In the event Debtor fails or refuses to so assemble the Collateral, Secured Party shall have the right, and Debtor does hereby authorize and empower Secured Party, to enter upon the premises wherever the Collateral may be in order to remove the same. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Secured Party will give the Debtor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any intended disposition thereof is to be made. The requirements of reasonable notice shall be met if such notice is mailed, postage prepaid, to the address of the Debtor as set forth herein or to the Debtor's last known address at least ten (10) days before the time of the sale or disposition. The cost of collection and enforcement, including attorney fees and expenses, shall be borne by Debtor whether the same is incurred by Secured Party or Debtor.

6.2 In the event of repossession of the Collateral, Secured Party shall have such rights as are provided and permitted by law, including the right to reasonable attorney fees and legal expenses incurred for the purpose of retaking, holding, and disposing of the Collateral.

6.3 If Secured Party chooses to sell any or all of the Collateral, Secured Party may obtain a judgment against debtor for any deficiency remaining on the indebtedness due Secured Party after application of all amounts received from the exercise of the rights provided for in this agreement. Debtor shall be liable for a deficiency even if the transaction described in this subsection is a sale of accounts or chattel paper.

7. WAIVER:

7.1 No waiver by the Secured Party of any right, remedy or event of default with respect to any of the Debtor's obligations shall operate as a waiver of any other right, remedy, or event of default on a future occasion. The taking of this security agreement shall not waive or impair any other security said Secured Party may have or hereafter acquire for the payment of any notes, liabilities or other indebtedness, nor shall the taking of any additional security waive or impair this security agreement; but said Secured Party may resort to any security it may have in the order it may deem proper, and notwithstanding any Collateral security, the Secured Party shall retain its rights of set off against the Debtor. No waiver, change, modification, or discharge of any of the Secured Party's rights or the Debtor's duties as so specified or allowed will be effective unless contained in a written instrument signed by the Secured Party.

8. INSPECTION:

8.1 Debtor shall at all times and from time to time allow Secured Party by or through any of his agents, attorneys or accountants to examine or inspect the Collateral wherever located and to examine, inspect and make abstracts from Debtor's books and records with respect to Collateral.

9. CUMULATIVE REMEDIES:

9.1 All Secured Party's rights and remedies, whether evidences hereby or by any other agreement, instrument or paper, shall be cumulative and may be exercised singularly or concurrently.

10. DEMANDS AND NOTICES:

10.1 Any demand upon a notice to Debtor shall be deemed effective if such notice is mailed, postage prepaid, certified mail, return receipt requested, to the Debtor at the address set forth in this agreement. Demands or notices addressed to Debtor's address at which Secured Party customarily communicates with Debtor shall also be effective.

11. ASSIGNMENT:

11.1 All rights of the parties hereunder shall inure to the benefit of their heirs, successors and assigns.

12. TERMINATION:

12.1 Whenever there are no outstanding liabilities and no commitment on the part of Secured Party under any agreement which might give rise to any obligation of Debtor, Debtor may terminate this agreement upon written notice to Secured Party. Prior to such termination this shall be a continuing agreement in every respect.

13. COLLECTION OR PROTECTION OF COLLATERAL:

13.1 Secured Party shall have no duty to collect or protect the Collateral, to preserve rights of Debtor or others against prior parties, to realize on the Collateral in any particular manner or seek reimbursement from any particular source or to preserve, protect, insure or care for the Collateral.

14. MISCELLANEOUS:

14.1 This agreement is intended to take effect when signed by Debtor and delivered to Secured Party.

14.2 Each of the undersigned hereby warrants that he or she is authorized to execute this agreement on behalf of the Debtor.

14.3 This agreement shall be deemed to have been made in the State of Tennessee regardless of the order in which the signatures of the parties hereto determined in accordance with the laws of the State of Tennessee. If there is a lawsuit filed, debtor agrees that Secured Party, at his sole option, may file any such action in the District Court of Davidson County, Tennessee and, that upon such filing, jurisdiction and venue shall be proper in said Court.

14.4 If any provision hereof or any remedy herein provided for be invalid under any applicable law, such provision shall be inapplicable and deemed omitted but the remaining provisions hereof, including the remaining default remedies, shall be given effect in accordance with the manifest intent hereof.

14.5 This agreement constitutes the entire understanding between parties hereto and may not be modified, amended, altered or changed except as specifically stated herein or by a written agreement signed by the parties hereto.

IN WITNESS WHEREOF, the parties have executed this agreement the day and year first above written.

(Signature Page to Follow)

AMERICAN REBEL, INC.

By:	/s/Charles A. Ross, Jr.
Charles A. Ross, Jr., as president and CEO

SECURED PARTY:

By:	/s/Christopher Zabel
Christopher Zabel